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                               MASTER EQUIPMENT                     EXHIBIT 10.1
                                LEASE AGREEMENT


                                            MASTER LEASE AGREEMENT NO. P98-24481

Master Lease Agreement ("Lease") made this  17th  day of November 1998 between
                                            ----
Paradyne Credit Corp. ("Lessor") with its principal place of business located at 8545 126th Avenue N. Largo, FL 33773 and Network Access Solutions (NAS) ("Lessee") having its principal place of business located at 100 Carpenter Drive Suite 206 Sterling, Va. 22170.

1.  LEASE AGREEMENT
    Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the personal property ("Equipment") described in Equipment Lease Schedule(s), which are or may from time to time be executed by Lessor and Lessee and attached hereto or which incorporate this Lease by reference ("Schedules"), upon the terms and conditions set forth in this Lease, as supplemented by the terms and conditions set forth in the appropriate Schedule(s) identifying such items of Equipment. All terms and conditions of this Lease shall govern the rights and obligations of Lessor and Lessee except as specifically modified In writing and signed by the parties hereto. Each Schedule shall constitute a separate lease and a distinct and independent obligation of the Lessee which shall incorporate by reference the terms and conditions of this Lease. In the event of a conflict between the terms and conditions of this Lease and the Schedule(s) hereto, those of the Schedule(s) shall prevail. All Equipment leased hereunder shall be leased for a term of forty-eight (48) months, with a one dollar ($1) purchase option at lease expiration.

2.  SELECTION OF EQUIPMENT; ACCEPTANCE
    Lessee will select the type, quantity, and supplier of each item of Equipment designated in the appropriate Schedule, and in reliance thereon such Equipment will then be ordered by Lessor from such supplier or Lessor will accept an assignment of any existing purchase order therefore. Lessor will have no liability for any delivery or failure by the supplier to fill the purchase order or to meet the conditions thereof. Lessee acknowledges that Lessor has not participated and will not participate in any way in Lessee's selection of the Equipment or the supplier. Within sixty (60) days from date of shipment of the Equipment, Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. In the event that Lessee fails to execute an Acknowledgment and Acceptance of Equipment within such sixty (60) day period or fails to notify Lessor in writing that the Equipment is not acceptable, Lessee shall be deemed to have irrevocably accepted the Equipment. This Lease and all Schedules are non-cancelable and Lessee agrees to pay the total rent for the term indicated in each Schedule, plus any other sums provided for herein. Lessee hereby authorizes Lessor to insert in this Lease and Schedules serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES LESSOR IS NEITHER THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, AND MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT; THE QUALITY OR CAPACITY OF THE EQUIPMENT; THE WORKMANSHIP IN THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENT OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; OR LATENT DEFECTS. LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS. Lessee accordingly agrees not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, service, or maintain the Equipment. Lessee shall look to the manufacturer and/or seller for any claims related to the Equipment.

    If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor.
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    Lessor hereby acknowledges that any manufacturer's and/ or sellers warranties are for the benefit of both Lessor and Lessee. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY THE RENTALS OR OTHERWISE UNDER THIS LEASE SHALL BE AND ARE ABSOLUTE AND UNCONDITIONAL. To the extent permitted by the manufacturer or seller, provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to Equipment.

    Lessee specifically acknowledges that the Equipment is leased to Lessee solely for lawful commercial or business purposes.

4.  STATUTORY FINANCE LEASE
    Lessee agrees and acknowledges that it Is the Intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase of the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

    LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5.  ASSIGNMENT BY LESSEE PROHIBITED.
    LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF, ENCUMBER OR PERMIT A LIEN UPON OR AGAINST ANY INTERESTS IN THE LEASE, ANY SCHEDULE OR THE EQUIPMENT OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES OR SUBLEASE THE EQUIPMENT COVERED HEREBY WITHOUT LESSOR'S PRIOR WRITTEN CONSENT.

6.  COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS
    This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition, and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to the rental payments set forth herein and in any Schedules hereto, and provided that Lessee accepts the Equipment on any day of the month other than the first day of the month, then, with respect to each Schedule, Lessee shall pay to Lessor interim rent for the use of the Equipment from the date on which such acceptance occurs through the last day of that month. Interim rent shall be in an amount equal to 1/30th of the monthly rental amount, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the last day of the month in which acceptance occurs. The payment of interim rent shall be due and payable upon Lessee's receipt of invoices from Lessor therefor. The rental period under the Lease shall terminate following the last day of the term stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. The rental payments for each and all Schedules hereto shall be calculated and fixed at an interest rate of two hundred (200) basis points above the prime interest rate as published in The Wall Street Journal on the first Business Day of the calendar quarter in which Lessor receives a request from Lessee to prepare a new Schedule hereto. All rental payments shall be calculated In arrears. Lessee shall not be required to pay to Lessor a security deposit for any Schedule hereto. Lessor agrees to provide Lessee with one single monthly invoice inclusive of all Equipment leased hereunder. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee in form satisfactory to Lessor, within ninety
    (90) days from the date Lessee orders the Equipment.
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7.  LIMITED PREARRANGED AMENDMENTS. SPECIFIC POWER OF ATTORNEY;
In the event it is necessary to amend the terms of this Lease, or the terms of any Schedule to reflect a change in one or more of the following conditions:
    7.1. Lessor's actual cost of procuring the Equipment; or
    7.2. Lessor's actual cost of providing Equipment to Lessee; or
    7.3. A change in the Lease payments as a result of (1) and/or (2) above; or
    7.4. Description of the leased Equipment

    Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee. Lessee shall respond to such amendment request within ten
    (10) business days with its acceptance or rejection of the proposed amendment. Should Lessee fail to respond, this Lease and any affected Schedules shall be deemed amended and such amendments shall be incorporated herein/therein as if originally set forth herein/therein.

Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessors Interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse, or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

8.  LOCATION
    The equipment shall be kept at the location specified in each Schedule or, if none is specified, at Lessee's address as set forth above, and shall not be removed therefrom without Lessor's prior written consent, which shall not be unreasonably withheld.

9.  USE
    Lessee shall use the Equipment in a careful manner, shall make all necessary repairs at Lessee's expense, and shall comply with all laws relating to its possession, use or maintenance and shall not make any alterations, additions, or improvements to the Equipment without Lessor's prior written consent, which shall not be unreasonably withheld. All additions, repairs, or improvements made to the Equipment shall belong to Lessor.

10. MAINTENANCE SERVICES
    At its own expense, Lessee shall maintain the Equipment in the same condition as when delivered, subject only to ordinary wear and tear. Upon request, Lessor, or any party designated by Lessor, shall have the right to inspect the Equipment and Lessee's applicable maintenance records at any reasonable upon written notification. Should any such inspection reveal that the Equipment is not being appropriately maintained, The Lessor may, in it's discretion and at the Lessee's expense, enter into a maintenance agreement for such Equipment.

    If Lessee has specified the inclusion of maintenance services on any Schedule, Lessor may in it's discretion arrange for the provision of maintenance service for the products for which the Lessee has ordered maintenance services. This service will be in accordance with the option Lessee has selected and with the vendor selected. Lessee acknowledges that it has read and understands the terms and conditions of the maintenance service provider's service offerings which Lessee has selected.

11. LESSEE WARRANTIES
    11.1.  Lessee represents, warrants and covenants to Lessor that:
    11.2. Lessee is duly organized, validly existing and in good standing under the laws of the Jurisdiction in which activities of Lessee require such qualification.
    11.3. Lessee and/or the party that has executed this Lease, Schedules and Acknowledgment and Acceptance of Equipment has the power and authority to enter into this Lease and each Schedule.
    11.4. This Lease is enforceable against Lessee in accordance with its terms and conditions and does not create a default under any instrument or agreement binding on Lessee or its properties.
    11.5. There are no pending or threatened actions before any court or administrative agency that could have a material adverse effect on the Lessee or this Lease.
    11.6. The financial and other information provided to Lessor was and will be true and correct as of the date made.
    11.7. Lessee agrees to deliver to Lessor, at Lessor's request, annual financial statements, which shall be prepared in accordance with generally accepted accounting principles, and quarterly unaudited management-prepared financial statements.
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12. OWNERSHIP; PERSONALITY
    The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth In this Lease. The Equipment shall remain personal property even though installed in or attached to real property. Lessee hereby agrees to hold Lessor harmless from and indemnify Lessor with regard to any and all claims, actions, damages, costs and attorneys fees asserted by any landlord or mortgagee against Lessor or the Equipment herein.

13. SURRENDER
    Upon the expiration or termination of any Schedule or this Lease and provided that Lessee has not exercised its options as per Section 14, or in the Event of Default pursuant to Section 21 hereof, Lessee at its expense, shall return all of the Equipment per each Schedule in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify within the continental United States. If Lessee fails to return the Equipment as provided herein, Lessee shall pay Lessor, in addition to all rent and other purchase option amounts due under this Lease and the Schedules, a sum equal to six (6) months rent for such Equipment as liquidated damages to compensate Lessor for the economic loss suffered by Lessor as a result of its inability to realize the residual value of the Equipment when anticipated. Lessee agrees to pay Lessor a processing fee for he return of the Equipment, which shall not exceed ten (10) percent of the Equipment value as of the date the Lessee executed the Acknowledgment and Acceptance of the Equipment. Nothing contained herein is intended to relieve Lessee of its obligations to return the Equipment to Lessor as provided herein or restrict Lessor's right to recover the Equipment in the event of the failure of Lessee to so return the Equipment or pay the additional rent at the expiration or termination of the applicable Schedule.

14. PURCHASE CONVERSION
    14.1. Lessee shall have the fight at the end of the initial lease term to purchase the Equipment on each Schedule for One Dollar ($1.00). Lessee shall be deemed to have elected the One Dollar ($1) buy out option at the end of lease term unless the Lessee notifies Lessor in writing not less than ninety (90) days prior to the end of the lease term of its intent not to purchase such Equipment.

    14.2. Prior to the expiration of the lease term set forth in each Schedule, Lessee shall have the option to terminate the Lease Agreement, with respect to each Schedule, through the purchase of the leased Equipment. The purchase price shall be as indicated on the Purchase Conversion/Buyout Table provided for each Equipment Schedule
    14.3. In the event that Lessee does not purchase the Equipment at the end of the initial lease term as provided herein, this Lease shall continue in full force and effect on a month-to-month basis, under the same terms, conditions and pricing, until such time as Lessee purchases or returns the Equipment.

15. LOSS AND DAMAGE
    Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of its obligation to pay rent or to comply with any other obligation under this Lease.

    In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall at Lessee's option do one of the two following options:
    15.1 Replace the same with like Equipment in good repair, acceptable to Lessor; or
    15.2 Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor with respect to all affected Schedules up to the date of the loss;
    (ii) the unpaid balance of the total rent for the remaining term of the affected Schedules attributable to said item, reduced to present value at a discount rate of 5% as of the date of the loss; and (iii) the Lessor's estimate as of the time this Lease was entered into of Lessors residual Interest, if any, in the Equipment, discounted to present value at a discount rate of 5% as of the date of the loss.
    Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to the affected Equipment, without any warranties from Lessor. If insurance proceeds are used to fully comply with this subparagraph, any balance of such proceeds shall go to Lessee as compensation for loss of use of the Equipment for the remaining term of the Lease.
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16. LIENS; TAXES
    Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment excluding, however, all taxes on or measured by Lessor's net income.

17. INSURANCE
    At its own expense, Lessee shall provide and maintain the following insurance:
    17.1.1. Insurance against the loss or theft of or damage to the Equipment for the full replacement value thereof, naming Lessor and its assigns as a loss payee.
    17.1.2. General liability insurance naming Lessor and its assigns as an additional insured.
    Such insurance shall be in a form amount, and with companies satisfactory to Lessor and shall include the agreement to give Lessor thirty (30) days prior written notification of cancellation or material change, and shall be payable to Lessor regardless of any act, omission, or breach by Lessee. Lessee shall furnish to Lessor from the insurer a certificate of Insurance, insurance policies or copies thereof or evidence that Lessee is self-insured on or before the date the Acknowledgment and Acceptance of the Equipment is executed.
    If Lessee fails to procure or maintain said Insurance or to pay said charges, or taxes, Lessor shall have the right, but shall not be obligated to effect such insurance, or pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

18. INDEMNITY
    Lessee shall indemnify and hold Lessor, its agents, employees, successors and assigns, harmless from and against any and all claims, actions, suits, proceedings, costs, expenses, damages or liabilities, including all attorney fees, arising out of or connected with, or resulting from the Equipment, a Schedule or this Lease without limitation, the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment. Such indemnification shall survive the expiration, cancellation or termination of the Lease. Lessee waives any immunity Lessee may have under any industrial insurance act with regard to indemnification of Lessor.

19. ASSIGNMENT BY LESSOR
    LESSOR MAY, WITHOUT CONSENT OR NOTICE TO LESSEE, ASSIGN OR TRANSFER THIS LEASE OR ANY SCHEDULE OR GRANT A SECURITY INTEREST IN ANY EQUIPMENT, ANY RENTAL PAYMENTS, OR ANY OTHER SUMS DUE OR TO BECOME DUE HEREUNDER, AND IN SUCH EVENT ANY ASSIGNEE OF LESSOR SHALL HAVE ALL OF THE RIGHTS, POWERS, PRIVILEGES, AND REMEDIES BUT NONE OF THE OBLIGATIONS OF LESSOR UNDER THIS LEASE. LESSEE SHALL RECOGNIZE AND HEREBY CONSENTS TO ANY ASSIGNMENT OF THIS LEASE BY LESSOR, AND LESSEE SHALL NOT ASSERT AGAINST THE ASSIGNEE ANY DEFENSE, COUNTERCLAIM, OR OFFSET TO ANY ACTION THAT LESSEE MAY HAVE AGAINST LESSOR. Lessee agrees that, following its receipt of notice of any assignment by Lessor of this Lease, any Schedule or the rental payments payable hereunder, it will pay the rental payments due hereunder directly to the assignee (or whomever the assignee shall designate). Upon Lessor's request, Lessee will execute a consent and acknowledgment of Lessor's assignment to its assignee. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest and assigns of the parties hereto.

20. SERVICE CHARGES; INTEREST
    If Lessee shall fail to make any payment required by this Lease within 15 days of the due date thereof, Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

21. DEFAULT
    Lessee shall be in default (Event of Default) of this Lease if:
    21.1. Lessee shall fail to make any rental payment or any other amount when due under the terms of this Lease for a period of 30 days from the due date thereof; or
    21.2. Lessee shall fail to observe, keep or perform any other provision of this Lease, and such failure shall continue for a period of 30 days from notification by Lessor, or

    21.3  Lessee has made any misleading or false statement in connection with
    Section 11 of this lease; or
    21.4. The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment other than Equipment utilized at the customer premise (CPE) without prior written consent of Lessor; or
    21.5. Lessee, without the prior written approval of Lessor, which shall not be unreasonably withheld, sells substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person, or sustains a change in the ownership of more than fifty percent (50%) of its equity to a party that had no ownership interest in Lessee at the commencement of this Agreement; or if Lessee dies or ceases to exist; or
    21.6.  Lessee defaults on any other agreement it has with Lessor; or
    21.7. Lessee becomes insolvent or makes an assignment for the benefit of creditors; or a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors, which is not discharged within thirty (30) days of commencement; or
    21.8. Any guarantor of this Lease defaults on any obligation to Lessor, or any of the above-listed events of default occur with respect to any guarantor, or any such guarantor files a petition or a petition is filed against guarantor under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors.

22. REMEDIES
    If Lessee is in default Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately and without any election of remedies being deemed to have been made. Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease;
    Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;
    Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee:
    Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee; Lessor may re-lease the Equipment to any third party, without notice to Lessee, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;
    Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, plus all accelerated future payments due under this Lease, reduced to their present value using a discount rate of 5%, as of the date of default, plus Lessor's estimate at the time this Lease was entered into of the Lessor's residual Interest in the Equipment, reduced to present value at a discount rate of 5% as of the date of default, less the net proceeds of disposition if any, of the Equipment;
    To pursue any other remedy available at law, by statute or in equity.
    No fight or remedy conferred upon or reserved to Lessor is exclusive of any other fight or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other fight or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any fight or remedy hereunder shall preclude any other or further exercise of any other fight or remedy.

23. FORCE MAJEURE
    Lessor shall have no liability for its delay or failure in performance or for damages due to fire, explosion, lightning, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of communication carriers, or other causes beyond Lessor's control whether or not similar to the foregoing. Nothing herein shall obligate Lessor to settle any strike or labor dispute.

24. SURVIVAL, QUIET ENJOYMENT
    All representations, warranties and covenants made by the Lessee hereunder shall survive the termination of this Lease and shall remain in full force and effect. All of Lessor's rights and privileges, to the extent that they are fairly attributable to events or conditions occurring on or prior to the termination of this Lease, shall survive such termination and be enforceable by Lessor. So long as no Event of Default exists, Lessor will not interfere with Lessee's quiet enjoyment of the Equipment.

25. MULTIPLE LESSEES
    Lessee and each of them are jointly and severally responsible and liable to Lessor under the Lease. Lessor may, and with the consent of any one of the Lessees hereunder, modify, extend or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving or impairing any fight granted to Lessor against the others.

26. EXPENSE OF ENFORCEMENT
    In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorneys fees, including reasonable attorneys fees incurred at the trial level, including action in bankruptcy court, on appeal, or review, or incurred without action, suits or proceedings, together with all reasonable costs and expenses incurred in pursuit thereof.

27. MISCELLANEOUS
    27.1. LESSEE HEREBY ACKNOWLEDGES THAT THIS LEASE IS NONCANCELABLE FOR THE ORIGINAL RENTAL TERM SET FORTH IN EACH SCHEDULE.
    27.2. LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY A BROKER OR SUPPLIER OR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.
    27.3. ONLY THE COPY MARKED "ORIGINAL" SHALL CONSTITUTE CHATTEL PAPER FOR PURPOSES OF PERFECTING A SECURITY INTEREST UNDER THE UNIFORM COMMERCIAL CODE.

28. SEVERABILITY
    This lease is intended to constitute a valid enforceable legal instrument. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Lease, all of which will remain in full force and effect.

29. ENTIRE AGREEMENT; WAIVER
    This instrument and the Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of the Lease. No provision of this Lease shall be modified unless in writing signed by an authorized representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver of any other instance.

30. CHOICE OF LAW; JURISDICTION
    This Lease shall not be effective until signed by Lessor at its principal place of business listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business and shall be interpreted in accordance with the laws and regulations of that state.

Lessee agrees to jurisdiction in the state of Lessee's principal place of business in any action, suit, or proceeding arising out of this Lease, and concedes that it, and each of them transacted business in the said state may be entering into this Lease. In the event of legal action to enforce this Lease, Lessee agrees that venue may be laid in the county of Lessor's principal place of business.

                                  Lessee initials: /s/ SY
                                                  ------------------------------



LESSEE:  NETWORK ACCESS SOLUTIONS, INC.  PARADYNE CREDIT CORP., LESSOR:


/s/ Scott Yancey
--------------------------------         --------------------------------

Scott Yancey      Date: 11/17/98                             Date:
--------------------------------         --------------------     -------
printed name                             printed name

CFO
--------------------------------         --------------------------------
title                                    title

                                   Paradyne
               Schedule to Master Lease Agreement No. P98-24481
                              Dated Nov. 17, 1998

                             Schedule No. 1211-01

     Lessee Name                        Lessor Name
     Network Access Solutions           Paradyne Credit Corporation
     100 Carpenter Drive, Suite 206     8454 126th Ave. N.
     Sterling, VA 20164                 Largo, FL 33773

      This Schedule covers the following described property ("equipment"):

   MODEL          MANUFACTURER                   DESCRIPTION        PRICE               SERIAL #           RENT
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

   MODEL          MANUFACTURER                   DESCRIPTION        PRICE               SERIAL #           RENT
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

   MODEL          MANUFACTURER                   DESCRIPTION        PRICE               SERIAL #           RENT
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

   MODEL          MANUFACTURER                   DESCRIPTION        PRICE               SERIAL #           RENT
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                 TOTAL PURCHASE PRICE ***
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL RENT AMOUNT PER MONTH                                 ***
----------------------------------------------------------------------------------------------------------------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated Nov. 17, 1998 ("Lease"), the terms of which are incorporated herein by reference thereto.


A.    Term of this schedule (number of months)                      48
B.    Commencement Date of this schedule                           ***
C.    Service Provider _________ N/A ____________
E.    Total Rental Payments                                        ***
F.    Advance Rental payments                                      ***
G.    All rental payment shall be in the amount of                 ***
      and the first such Rental payment will be due on             ***
      and subsequent rental payments will be due on the same day, monthly, thereafter
H.    Security Deposit                                             ***
I.   Lessee hereby irrevocably authorizes Lessor to insert in this schedule the
     Commencement Date and the date due of the first rental payment.
J.   Except as expressly provided or modified hereby, all the terms and provisions of the Master Lese Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Schedule is hereby executed and agreed to this _____ day of ____________, 19__.

-------------------------------------------           ----------------------------------------------------
Lessor:              Paradyne Credit Corp.            Lessee:            Network Access Solutions

By:                  ______________________           By:                _____________________
                     Signature                                           Signature

                     Printed Name                                        Printed Name

Title:               ______________________           Title:             _____________________


*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                                    Paradyne
                Schedule to Master Lease Agreement No. P98-24481
                              Dated Nov. 23, 1998

                              Schedule No. 1211-02

     Lessee Name                        Lessor Name
     Network Access Solutions           Paradyne Credit Corporation
     100 Carpenter Drive, Suite 206     8454 126th Ave. N.
     Sterling, VA 20164                 Largo, FL 33773


      This Schedule covers the following described property ("equipment"):

                                      ***

   MODEL          MANUFACTURER                   DESCRIPTION        PRICE               SERIAL #           RENT
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

   MODEL          MANUFACTURER                   DESCRIPTION        PRICE               SERIAL #           RENT
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
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***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
***          PARADYNE                                      ***                                             ***
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                 TOTAL PURCHASE PRICE ***
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL RENT AMOUNT PER MONTH                                 ***
----------------------------------------------------------------------------------------------------------------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated Nov. 17, 1998 ("Lease"), the terms of which are incorporated herein by reference thereto.

A.    Term of this schedule (number of months)                      48
B.    Commencement Date of this schedule                           ***
C.    Service Provider _________ N/A ____________
D.    Maintenance Option (8X5, 7X24, etc.)
E.    Total Rental Payments                                        ***
F.    Advance Rental payments                                      ***
G.    All rental payment shall be in the amount of                 ***
      and the first such Rental payment will be due on             ***
      and subsequent rental payments will be due on the same day, monthly, thereafter
H.    Security Deposit                                             ***
I.   Lessee hereby irrevocably authorizes Lessor to insert in this schedule the
     Commencement Date and the date due of the first rental payment.
J.   Except as expressly provided or modified hereby, all the terms and provisions of the Master Lese Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Schedule is hereby executed and agreed to this _____ day of ____________, 19__.



-------------------------------------------           ----------------------------------------------------
Lessor:              Paradyne Credit Corp.            Lessee:            Network Access Solutions

By:                  ______________________           By:                _____________________
                     Signature                                           Signature

                     Printed Name                                        Printed Name

Title:               ______________________           Title:             _____________________


*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.